Praxair, Inc. and Subsidiaries

EXHIBIT 10.1

LIMITED WAIVER NO. 1
LIMITED WAIVER (this “Waiver”), dated as of June 22, 2018, to that certain Credit Agreement, dated as of December 19, 2014 (as amended, the “Credit Agreement”; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among Praxair, Inc., a Delaware corporation (the “Company”), the Eligible Subsidiaries party thereto from time to time, the lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent.
W I T N E S S E T H:
WHEREAS, pursuant to Section 11.05 of the Credit Agreement, the Required Lenders agree to the waiver of Section 6.01(l) of the Credit Agreement in connection with the pending transaction with Linde AG as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Waiver.
Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Required Lenders hereby waive the operation of Section 6.01(l) of the Credit Agreement, but solely if the Company becomes a direct or indirect wholly owned subsidiary of one or more parent companies as a result of transactions conducted pursuant to the Business Combination Agreement, dated as of June 1, 2017, among the Company, Linde AG and certain other persons party thereto so long as no person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than another parent company shall have beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) of 40% or more of the outstanding shares of common stock of such parent company (the “Waived Provision”). For the avoidance of doubt, this Waiver shall apply only to the Waived Provision.
Section 2.Effectiveness.
This Waiver shall become effective upon the execution and delivery of this Waiver by the Company and the Required Lenders.
Section 3.Representations and Warranties. The Company represents and warrants as follows:
(a)    No Default has occurred and is continuing; and
(b)    The representations and warranties of the Company contained in the Credit Agreement are true in all material respects (except that any such representation or warranty qualified as to materiality or by “Material Adverse Effect” is true in all respects) on and as of the date of the date hereof, except to the extent that any such representations or warranties refer specifically to an earlier date, in which case they were true as of such earlier date.

Section 4.Reference to and Effect on the Credit Agreement.
On and after the effectiveness of this Waiver, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as waived by this Waiver. This Waiver is a “Loan Document” as defined under the Credit Agreement. The Credit Agreement and each of the other Loan Documents, as specifically waived by this Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
Section 5.Execution in Counterparts.
This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by facsimile shall be effective as delivery of a manually executed counterpart of this Waiver.
Section 6.Governing Law.
This Waiver shall be governed by, and con-strued in accordance with, the law of the State of New York.
[SIGNATURE PAGES FOLLOW][Praxair - Signature Page to Waiver No. 1]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first above written.PRAXAIR, INC.
By:    /s/ Timothy S. Heenan
Name: Timothy S. Heenan
Title: Vice President and Treasurer

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
As Lender
By:    /s/ Robert Grillo
Name: Robert Grillo
Title: Director
Banco Santander, S.A.,
As Lender
By:    /s/    Benoit Felix
Name: Benoit Felix
Title: Managing Director
By:    /s/    Victor Menendez
Name: Victor Menendez
Title: Managing Director
BANK OF AMERICA, N.A.,
As Lender
By:    /s/    Mukesh Singh
Name: Mukesh Singh
Title: Director

Bank of Communications Co., Ltd., New York Branch,
As Lender
By:    /s/ Shelley He
Name: Shelley He
Title: Deputy General Manager
CITIBANK, N.A.,
As Lender
By:    /s/    John Tucker
Name: John Tucker
Title: Vice President
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
As Lender
By:    /s/ Judith Smith
Name: Judith Smith
Title: Authorized Signatory
By:    /s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
As Lender
By:    /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director
By:    /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President
HSBC Bank USA, National Association,
As Lender
By:    /s/ Peggy Yip
Name: Peggy Yip
Title: Vice President
JPMorgan Chase Bank, N.A.,
As Lender
By:    /s/ Katherine L. Hurley
Name: Katherine L. Hurley
Title: Vice President
Mizuho Bank, Ltd.,

As Lender
By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory
MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
As Lender
By:    /s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director
PNC Bank, National Association,
As Lender
By:    /s/ Steven A. Eberhardt
Name: Steven A. Eberhardt
Title: Vice President
Toronto Dominion (Texas) LLC,
As Lender
By:    /s/ Annie Dorval
Name: Annie Dorval

Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
As Lender
By:    /s/ Mark Irey
Name: Mark Irey
Title: Vice President
Wells Fargo Bank, National Association,
As Lender
By:    /s/ Ashley Walsh
Name: Ashley Walsh
Title: Director

[Praxair - Signature Page to Waiver No. 1]